                                                            Exhibit 10 (VV)

                          FIFTEENTH AMENDMENT AGREEMENT


     FIFTEENTH AMENDMENT AGREEMENT dated as of December 21, 1993 (this "Amendment"), by and among STERLING SOFTWARE, INC., a Delaware corporation (the "Company"), the direct and indirect subsidiaries of the Company listed on the signature pages hereto (collectively, the "Sterling Subsidiaries"), THE FIRST NATIONAL BANK OF BOSTON and BANK ONE, TEXAS, NATIONAL ASSOCIATION (collectively, the "Banks") and THE FIRST NATIONAL BANK OF BOSTON, as agent (the "Agent") for the Banks, amending certain provisions of an Amended and Restated Revolving Credit and Term Loan Agreement dated as of June 8, 1990 (as heretofore amended, the "Loan Agreement") by and among the Company, the Banks and the Agent and of certain of the other Loan Documents (as defined in the Loan Agreement). Terms not otherwise defined herein which are defined in the Loan Agreement shall have the respective meanings herein assigned to such terms in the Loan Agreement.

     WHEREAS, Sterling Software (Australia) Pty. Ltd. ("Sterling Australia") desires to sell its rights to license fees and amounts receivable under certain monthly license agreements (collectively, the "Australian Receivables") pursuant to a Master Offer for Assignment dated on or about December 22, 1993 (the "Australian Receivables Agreement") between Sterling Australia and Sanwa Australia Finance Limited ("Sanwa Australia");

     WHEREAS, the Company wishes to guarantee the obligations of Sterling Australia under the Australian Receivables Agreement pursuant to a Guarantee and Indemnity dated on or about December 22, 1993 (the "Australian Receivables Guaranty") between the Company and Sanwa Australia;

     WHEREAS, under the terms of the Loan Agreement, the foregoing transactions may not be completed without the consent of the Banks and the amendment of the Loan Agreement;

     WHEREAS, the Company has requested that the Banks agree to amend the Loan Agreement to provide for the transactions contemplated by the Australian Receivables Agreement and the Australian Receivables Guaranty;

     WHEREAS, the Banks are willing to amend the terms of the Loan Agreement and provide such consents, upon the terms and subject to the conditions herein;

     NOW, THEREFORE, in consideration of the mutual agreements contained in the Loan Agreement, herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

    SECTION 1. AMENDMENTS TO SECTION 1.1 OF THE LOAN AGREEMENT. Section 1.1 of
               the Loan Agreement is hereby amended by inserting, in the places required by alphabetical order, the following new definitions with the following text:

               "Australian Receivables. License fees and amounts receivable under license agreements entered into by Sterling Australia, as licensor,"

               "Australian Receivables Agreement. The Master Offer For Assignment dated on or about December 22, 1993 between Sterling Australia and Sanwa Australia."

               "Australian Receivables Guaranty. The Guarantee and Indemnity dated on or about December 22, 1993 between the Company, as guarantor, and Sanwa Australia."

               "Australian Receivables Purchase Price. The aggregate amount paid by Sanwa Australia to Sterling Australia for Australian Receivables, calculated by using the Discount Rate (as defined in the Australian Receivables Agreement)."

               "Sanwa Australia. Sanwa Australia Finance Limited."

               "Sterling Australia. Sterling Software (Australia) Pty. Ltd."

    SECTION 2. AMENDMENTS TO SECTION 8.4 OF THE LOAN AGREEMENT. Section 8.4 of the Loan Agreement is hereby amended by:

    (a)  deleting the word "and" at the end of subparagraph (i) thereof;

    (b) deleting the period (".") at the end of subparagraph (j) thereof and substituting in lieu thereof the text "; and"; and

    (c) inserting a new subparagraph (k) at the end thereof with the following text:

          "(k)   as soon as practicable but, in any event, within forty-five
    (45) Business Days after the end of each of the Company's fiscal quarters, a report, in form and substance satisfactory to the Agent and the Banks and certified by an officer of the Company, setting forth (i) the aggregate Australian Receivables Purchase Price of Australian Receivables purchased by Sanwa Australia from Sterling Australia under the Australian Receivables Agreement during the immediately preceding fiscal quarter and cumulatively since December 22, 1993; (ii) the amounts of all payments made or required to be made by Sterling Australia or the Company to Sanwa Australia under the terms of the Australian Receivables Agreement or the Australian Receivables Guaranty in order to repay any amounts paid by Sanwa Australia to Sterling Australia in respect of Australian Receivables during the immediately preceding fiscal quarter, and (iii) such other information with respect to the Australian Receivables Agreement as the Agent or either of the Banks may from time to time request."

    SECTION 3. AMENDMENT TO SECTION 9.1 OF THE LOAN AGREEMENT. Section 9.1 of the Loan Agreement is hereby amended by:

    (a)  deleting the word "and" at the end of subsection (s) thereof;

    (b) deleting the period (".") at the end of subsection (t) thereof and substituting in lieu thereof the text "; and"; and

    (c)  inserting at the end thereof the following new subsection (u):

          "(u) Indebtedness incurred by Sterling Australia pursuant to the Australian Receivables Agreement and by the Company pursuant to the Australian Receivables Guaranty in connection with the purchase by Sanwa Australia of Australian Accounts Receivable; provided, however, that the aggregate Australian Receivables Purchase Price of such Australian Accounts Receivable so purchased by Sanwa Australia shall not exceed $3,000,000."

    SECTION 4. AMENDMENTS TO SECTION 9.5 OF THE LOAN AGREEMENT. Section 9.5 of the Loan Agreement is hereby amended by:

    (a) deleting the word "and" at the end of subparagraph (a)(iv) thereof;

    (b) deleting the period (".") at the end of subparagraph (a)(v) thereof and substituting in lieu thereof the text "; and"; and

    (c)  inserting a new subparagraph (a)(vi) with the following text:

          "(a)(vi) Sterling Australia may acquire Australian Receivables previously purchased by Sanwa Australia to the extent required or permitted by the Australian Receivables Agreement."

    SECTION 5. AMENDMENTS TO SECTION 9.9 OF THE LOAN AGREEMENT. Section 9.9 of the Loan Agreement is hereby amended by:

    (a)  deleting the word "and" from the end of subparagraph (f) thereto;

    (b) deleting the period (".") at the end of subparagraph (g) thereof; and substituting in lieu thereof the text "; and"; and

    (c) inserting, after subparagraph (g) thereof, a new subparagraph (h) with the following text:

          "(h) Sales of up to an aggregate Australian Receivables Purchase Price of $3,000,000 of Australian Accounts Receivable pursuant to the Australian Receivables Agreement."

    SECTION 6. AMENDMENT OF SECTION 9.16 OF THE LOAN AGREEMENT. Section 9.16 of the Loan Agreement is hereby amended by inserting, after the words "the UK Receivables Programme, the UK Receivables Guaranty," and before the words "the US Receivables Agreement, US Receivables Guaranty or any of the Originator Agreements without the prior written consent of the Banks;" the words: "the Australian Receivables Agreement, the Australian Receivables Guaranty".

    SECTION 7. LIMITED CONSENT TO AMENDMENT TO US RECEIVABLES AGREEMENT. The Company has informed the Agent and the Banks that it wishes to cause Sterling Software Leasing to amend the US Receivables Agreement to amend the pricing provisions and eliminate certain documentation requirements thereof. The Company has further informed the Agent and the Banks that, pursuant to SECTION 9.16 of the Loan Agreement, any amendment of the US Receivables Agreement requires the prior written consent of the Banks. The Company has requested that the Agent and the Banks consent to the proposed amendment to the US Receivables Agreement. Each of the Agent and the Banks hereby consents to the amendment of the US Receivables Agreement but solely pursuant to an amendment in the form attached hereto as Exhibit A (the "Sanwa Amendment"). The consent granted herein is limited strictly to its terms, shall apply only to the specific amendment described herein, shall not extend to or affect any of the Company's other obligations contained in the Loan Agreement and the other Loan Documents and shall not impair any rights consequent thereon. None of the Banks or the Agent shall have any obligation to issue any other or further consent or waiver with respect to the subject matter of this SECTION 7 or of any other matter.

    SECTION 8. CONDITIONS TO EFFECTIVENESS. This Amendment shall be deemed to be effective as of December 22, 1993 (the "Effective Date") upon the receipt by the Agent of each of the following, each in form and substance satisfactory to the Agent and the Banks:

    (a) facsimile copies of original counterparts (to be followed promptly by original counterparts) or original counterparts of this Amendment, duly executed by each of the Company, the Sterling Subsidiaries, the Agent and the Banks;

    (b) by January 31, 1994, fully executed copies of the Australian Receivables Agreement and the Australian Receivables Guaranty, in the forms attached hereto as Exhibit B-1 and Exhibit B-2 respectively; and

    (c)  by January 31, 1994, fully executed copies of the Sanwa
Amendment, in the form attached hereto as Exhibit A.

    SECTION 9. REPRESENTATIONS AND WARRANTIES; NO DEFAULT; AUTHORIZATION. The Company hereby represents and warrants to each of the Agent and the Banks as follows:

    (a) Each of the representations and warranties of the Company and the Sterling Subsidiaries contained in the Loan Agreement, the other Loan Documents or in any document or instrument delivered pursuant to or in connection with the Loan Agreement, the other Loan Documents or this Amendment was true as of the date as of which it was made and is true as and at the date of this Amendment, and no Default or Event of Default has occurred and is continuing as of the date of this Amendment; and

    (b) This Amendment has been duly authorized, executed and delivered by the Company and each of the Sterling Subsidiaries and shall be in full force and effect upon the satisfaction of the conditions set forth in SECTION 7 hereof, and the agreements of the Company and each of the Sterling Subsidiaries party hereto contained herein, in the Loan Agreement, and in the other Loan Documents, as amended, respectively constitute the legal, valid and binding obligations of the Company and each of the Sterling Subsidiaries party hereto, enforceable against the Company or such Sterling Subsidiaries in accordance with their respective terms.

    SECTION 10. RATIFICATION, ETC. Except as expressly amended hereby, the Loan Agreement, the other Loan Documents and all documents, instruments and agreements related thereto are hereby ratified and confirmed in all respects and shall continue in full force and effect. All references in the Loan Agreement or such other Loan Documents or in any related agreement or instrument to the Loan Agreement or such other Loan Documents shall hereafter refer to such agreements as amended hereby and as previously amended, if previously amended, pursuant to the provisions of SECTION 23 of the Loan Agreement.

    SECTION 11. NO IMPLIED WAIVER. Except as expressly provided herein, nothing contained herein shall constitute a waiver of, impair or otherwise affect any Obligations, any other obligations of the Company or any right of the Agent or the Banks consequent thereon.

    SECTION 12. COUNTERPARTS. This Amendment may be executed in one or more counterparts, each of which shall be deemed an original but which together shall constitute one and the same instrument.

    SECTION 13. GOVERNING LAW. THIS AMENDMENT SHALL FOR ALL PURPOSES BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE COMMONWEALTH OF MASSACHUSETTS (WITHOUT REFERENCE TO CONFLICTS OF LAW).

    IN WITNESS WHEREOF, the parties hereto have executed this Amendment as a document under seal as of the date first above written.

                    THE FIRST NATIONAL BANK OF BOSTON,
                    Individually and as Agent


                    By:_____________________________________
                       Vice President

                    BANK ONE, TEXAS, NATIONAL ASSOCIATION


                    By:_____________________________________
                       Michael Silverman
                       Vice President


                    STERLING SOFTWARE, INC.


                    By:_____________________________________
                       Vicki L. Hill
                       Vice President,
                       Treasurer



Each of the undersigned hereby acknowledges the foregoing Amendment as of the Effective Date and agrees that its obligations under the Guaranty will extend to the Loan Agreement, as so amended.


                    STERLING SOFTWARE (MIDWEST), INC.
                    (formerly Creative Data Systems, Inc.)


                    By:____________________________
                       Vicki L. Hill
                       Assistant Treasurer


                    STERLING SOFTWARE (NORTHERN AMERICA), INC.
                    (formerly Directions, Inc.)


                    By:____________________________
                       Vicki L. Hill
                       Assistant Treasurer

                    STERLING SOFTWARE (UNITED STATES), INC.
                    (formerly Zanthe, Inc. Dylakor, Inc. and
                    Answer Systems, Inc.)


                    By:____________________________
                       Vicki L. Hill
                       Assistant Treasurer


                    STERLING SOFTWARE (AMERICA), INC.
                    (formerly Ordernet Services, Inc.)


                    By:____________________________
                       Vicki L. Hill
                       Assistant Treasurer


                    STERLING CHECK LIQUIDATION, INC.


                    By:____________________________
                       Vicki L. Hill
                       Treasurer


                    STERLING SOFTWARE (U.S.A.), INC.
                    (formerly Systems Software Marketing,
                      Inc. and Software Laboratories, Inc.)


                    By:____________________________
                       Vicki L. Hill
                       Assistant Treasurer


                    STERLING DISTRIBUTION SERVICES,
                       INC.


                    By:____________________________
                       Vicki L. Hill
                       Assistant Treasurer

                    STERLING SOFTWARE (US), INC.
                    (formerly known as Sterling Federal Systems, Inc. and Sterling IMD, Inc.)


                    By:____________________________
                       Vicki L. Hill
                       Assistant Treasurer


                    SYSTEMS CENTER, INC.
                    (formerly Sterling Software, Inc.,
                      a Wyoming corporation)


                    By:____________________________
                       Vicki L. Hill
                       Assistant Treasurer


                    STERLING SOFTWARE LEASING COMPANY


                    By:____________________________
                       Vicki L. Hill
                       President


                    STERLING SOFTWARE
                      INTERNATIONAL, INC.


                    By:____________________________
                       Vicki L. Hill
                       Assistant Treasurer


                    STERLING ZEROONE, INC.


                    By:____________________________
                       Vicki L. Hill
                       Assistant Treasurer

                    ZEROONE SYSTEMS, INC.


                    By:____________________________
                       Vicki L. Hill
                       Treasurer

                    STERLING SOFTWARE (UNITED STATES
                       OF AMERICA), INC.


                    By:_____________________________________
                       Vicki L. Hill
                       Assistant Treasurer


                    STERLING SOFTWARE (NORTH AMERICA), INC.


                    By:_____________________________________
                       Vicki L. Hill
                       Assistant Treasurer


                    STERLING SOFTWARE (U.S. OF AMERICA), INC.


                    By:_____________________________________
                       Vicki L. Hill
                       Assistant Treasurer